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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:   APRIL 20, 2000
DATE OF EARLIEST EVENT REPORTED:    APRIL 20, 2000


                        GENERAL SEMICONDUCTOR, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                      1-15442                    13-3575653
    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                           Identification
   incorporation or                                               Number)
     organization)

                           10 MELVILLE PARK ROAD
                          MELVILLE, NEW YORK 11747

                  (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (631) 847-3000


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Item 5.   Other Events.
          ------------

     On April 20, 2000, the registrant  issued the press release filed as
Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------


               Exhibit       Description
               -------       -----------

                99.1         Press Release issued April 20, 2000


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: April 20, 2000


                                   GENERAL SEMICONDUCTOR, INC.


                                   By:  /s/ Robert J. Gange
                                       ------------------------------------
                                       Robert J. Gange
                                       Senior Vice President
                                       and Chief Financial Officer


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                                EXHIBIT INDEX



               Exhibit       Description
               -------       -----------

                99.1         Press Release issued April 20, 2000